UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-22626

Salient Midstream & MLP Fund

(Exact name of registrant as specified in charter)

4265 SAN FELIPE, 8TH FLOOR, HOUSTON, TX 77027

(Address of principal executive offices) (Zip code)

With a copy to:

Gregory A. Reid Salient Midstream & MLP Fund 4265 San Felipe, 8th Floor Houston, TX 77027	George J. Zornada K & L Gates LLP State Street Financial Center One Lincoln St.
(Name and address of agent for service)	Boston, MA 02111-2950
(617) 261-3231

Registrant’s telephone number, including area code: 713-993-4675

Date of fiscal year end: November 30, 2015

Date of reporting period: May 31, 2015

Item 1. Reports to Stockholders.

Semiannual Report to Shareholders

May 31, 2015 (Unaudited)

Management Discussion of Fund Performance (Unaudited)

Letter to Shareholders

Dear Fellow Shareholders:1

We are pleased to provide the semi-annual report of the Salient Midstream & MLP Fund (the “Fund”) (NYSE: SMM) which contains updated data as of May 31, 2015.

As of May 31, 2015, the Fund had total consolidated assets of $673.7 million, net assets applicable to our common shares of $450.3 million (net asset value of $25.41 per share) and 17.7 million common shares outstanding. The Fund’s price per share was $22.34, which represents a 12.1% discount to its net asset value (“NAV”).2

The Fund’s investments allocation is shown in the pie chart below:

1 Certain statements in this letter are forward-looking statements. The forward-looking statements and other views expressed herein are those of the portfolio managers and the Fund as of the date of this letter. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and there is no guarantee that any predictions will come to pass. The views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein. There can be no assurance that the Fund will achieve its investment objectives. The value of the Fund will fluctuate with the value of the underlying securities. Historically, closed-end funds often trade at a discount to their net asset value.

2 Past performance is not indicative of future results. Current performance may be higher or lower than the data shown. The data shown are unaudited. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares.

The Fund’s Top 10 consolidated holdings are shown below, as of May 31, 2015:3

Company Name	Sector	% of Gross Assets
Enterprise Products Partners L.P.*	MLP	8.3%
Energy Transfer Equity, L.P.*	MLP	7.9%
The Williams Companies, Inc.	Midstream Companies	6.2%
Kinder Morgan, Inc.	Midstream Companies	5.5%
Macquarie Infrastructure Company LLC	Other	4.2%
Enbridge Energy Management, L.L.C.	MLP Affiliate	4.1%
Magellan Midstream Partners, L.P.*	MLP	3.9%
NGL Energy Partners LP	MLP	3.4%
EMG Utica I Offshore Co-Investment, LP	MLP Affiliate	3.1%
Targa Resources Corp.	Midstream Companies	2.8%
Total		49.4%

For illustrative purposes only.

* Held indirectly through the wholly owned C-Corporation, Salient Midstream & MLP Fund, Inc.

Current and future holdings are subject to change and risk.

Source: Salient Capital Advisors, LLC, May 2015.

During the first half of fiscal 2015 (December 2014 – May 2015), the Fund’s NAV and market price total return were (4.8%) and (11.2%), respectively, compared to (8.4%) for the Alerian MLP Index (AMZ), during the same period.4 Some of the top contributing investments held by the Fund for the first half of fiscal 2015 include Energy Transfer Equity, L.P. (NYSE: ETE); Macquarie Infrastructure Company LLC (NYSE: MIC) and Capital Product Partners L.P. (NYSE: CPLP). Top detractors to Fund performance include Enterprise Product Partners L.P. (NYSE: EPD); Targa Resources Corp. (NYSE: TRGP); and ONEOK, Inc. (NYSE: OKE).

The Fund recognized losses of $7,393,123 from its hedging strategy, which utilizes futures contracts, and gains of $220,625 on its covered call option strategy.

Market Review

Picking up from where we left off last time, early December 2014 saw crude oil prices in free fall as investors continued to digest the impact from the Organization of the Petroleum Exporting Countries (OPEC) Thanksgiving Day announcement that it would maintain its production quota at 30 mmbbl/d.5,6 West Texas Intermediate (WTI) traded for $73.69/barrel (bbl) on the day before the announcement and was trading at $53.27/bbl by the end of December. Crude continued to drift lower before setting a six-year low close of $43.46/bbl on March 17, 2015, a 34% drop since the November 2014 close of $66.15/bbl.7 If there can be a “silver lining” to the precipitous drop in crude prices we would argue that the timing of the drop was fortunate as many Exploration & Production (E&P) companies had not finalized their capital expenditure budgets for 2015 when prices really started dropping in October 2014. As such, we saw a significant reduction in budgets for 2015, averaging roughly 35% from 2014 levels.8 Had the budgets already been published, we believe many companies

3 Fund shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Data are based on total market value of Fund investments unless otherwise indicated. The data provided are for informational purposes only and are not intended for trading purposes.

4 Alerian Capital Management, May 2015.

5 OPEC, December 2014.

6 Mmbbl/d = millions of barrels per day

7 Bloomberg, May 2015.

8 Bloomberg, May 2015.

would have been reluctant to reduce expenditure levels despite the dramatic drop in commodity prices so as not to upset Wall Street. Nevertheless, MLPs got caught up in the downdraft and the Alerian MLP Index (AMZ) suffered five consecutive negative months from September 2014 through January 2015 before finally posting positive returns in February 2015.9 Perhaps not coincidentally, February was also the first month since June that the average monthly price for crude oil was higher than the previous month. The rally in crude has continued. Since March 2015, crude oil has rallied nearly 40% off the bottom and closed May above $60/bbl levels that had not been seen since the first week of December.8 MLPs, unfortunately, did not rally with crude oil and we believe that interest rate fears may be the reason.

Interest rates were quite tame through most of the reporting period as the US 10 Yr yield stayed below 2% for the most part. However, in May we saw the yield on the US 10 Yr stay above 2% for the entire month and rose to as high as 2.28%.8 US 10Yr yields have continued to rise in June. Conventional wisdom is that rising interest rates are bearish for MLPs as higher interest rates translate into higher MLP borrowing costs. Also, as an income-oriented asset class, MLPs are “supposed” to lag in a rising interest rate environment. We do not subscribe to this view at least not for high-growth MLPs which is what our strategy intends to target. We believe that a well-managed, well positioned MLP may be able to deliver relatively attractive distribution growth in many macro environments.

We are somewhat disappointed that the AMZ is currently trading at roughly the same level it was when crude oil was trading for $10/bbl less. Perhaps fears of an interest rate blowout is what is keeping MLPs depressed but we believe that there are some good investment opportunities over the next few months as crude oil prices firm in the high $50s and higher.

Performance Snapshot as of May 31, 2015 (unaudited)

Price Per Share	Fiscal YTD Total Return*	Since Inception* (Annualized)
$25.41 (NAV)	(4.8%)	15.2%
$22.34 (Market Price)	(11.2%)	10.4%

Source: Salient Capital Advisors, LLC, May 2015.

For illustrative purposes only. All figures represent past performance and are not indicative of future results.

* Total returns are based on changes in NAV or market price, respectively. Returns reflect the deduction of all Fund expenses, including management fees, operating expenses, and other Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors may pay on distributions or the sale of shares. Total return assumes the reinvestment of all distributions. Inception date of the Fund was May 25, 2012.

Summary

Our long-term investment philosophy remains focused on MLPs and MLP-related companies that have the potential to achieve above average distribution growth which, we believe, leads to potentially higher long-term returns for investors. However, we believe that we are entering a period of heightened volatility where investors will likely place a premium on safety and predictability rather than focusing mainly on dividend growth potential. Fortunately, we do not believe that the two characteristics are mutually exclusive. It is our opinion that successful MLPs achieve above average distribution growth in no small part because their operations allow them to outperform in both rising and falling macro commodity price environments. Being disciplined and sticking to our focus on choosing quality names using our “bottom up” stock selection approach will be more important than ever as the recent weakness in MLPs has potentially created an opportunity to build positions in names that are well positioned to weather the current volatility and emerge even stronger going forward.

9 Alerian Capital Management, May 2015.

Please visit our website at www.salientfunds.com for the latest updates and sign up to receive email alerts on future press releases by the Fund.

Please note that this letter, including the financial information herein, is made available to shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this letter.

Sincerely,

Gregory A. Reid

President

MLP Business, Salient Capital Advisors, LLC

Key Financial Data (unaudited)

We supplement the reporting of our financial information determined under United States generally accepted accounting principles (“GAAP”) with certain non-GAAP financial measures: distributable cash flow and distributable cash flow coverage ratio. We believe these non-GAAP measures provide meaningful information to assist shareholders in understanding our financial results and assessing our performance. We pay distributions to our shareholders, funded in part by distributable cash flow generated from our portfolio investments. Distributable cash flow is the amount of income received by us from our portfolio investments less operating expenses, subject to certain adjustments as described below. Other companies with similar measures may calculate these measures differently, and as a result, it may not be possible to compare these financial measures with other companies’ non-GAAP financial measures having the same or similar names. These adjusted financial measures should not be considered in isolation or as a substitute for reported net investment income. These non-GAAP financial measures reflect an additional way of viewing an aspect of our operations that, when viewed with our GAAP results and the below reconciliation to the corresponding GAAP financial measures, provide a more complete understanding of our Fund. We strongly encourage shareholders to review our financial statements in their entirety and not rely on any single financial measure.

The table below reconciles the non-GAAP financial measures, distributable cash flow and distributable cash flow coverage ratio, by starting with the most directly comparable GAAP financial measure, net investment income.

Period Ended May 31, 2015
Net investment income (loss), before income taxes	($68,201)
Reconciling items:
Return of capital of distributions (a)	11,090,815
Dividends paid in stock (b)	781,302
Option premium earnings (c)	220,625

Distributable cash flow (non-GAAP)	$12,024,541
Distributions paid on common stock (d)	$12,990,554
Distributable cash flow coverage ratio (non-GAAP)	0.93
Distributable cash flow coverage ratio since inception (non-GAAP)	0.96

Reconciliation of distributable cash flow to GAAP

(a)    GAAP recognizes that a significant portion of the cash distributions received from MLPs is characterized as a return of capital and therefore excluded from net investment income, whereas the distributable cash flow calculation includes the return of capital portion of such distributions.

(b)    Distributable cash flow includes the value of dividends paid-in-kind (i.e., stock dividends), whereas such amounts are not included in net investment income for GAAP purposes during the period received, but rather are recorded as unrealized gains upon receipt.

(c)    We may sell covered call option contracts to generate income or to reduce our ownership of certain securities that we hold. In some cases, we are able to repurchase these call option contracts at a price less than the fee that we received, thereby generating a profit. The amount we received from selling call options, less the amount that we pay to repurchase such call option contracts is included in distributable cash flow. For GAAP purposes, “income” from call option contracts sold is not included in net investment income. See Note 2— Summary of Significant Accounting Policies and Practices for a full discussion of the GAAP treatment of option contracts.

(d)    The Distributions paid on common stock above comprise of the quarterly cash flow distributions to Shareholders only and do not include the capital gains distribution paid on January 28, 2015.

SALIENT MIDSTREAM & MLP FUND

Consolidated Schedule of Investments

May 31, 2015

(Unaudited)

	Shares/Units	Fair Value
Master Limited Partnerships and Related Companies—144.7%
Coal—1.5%
United States—1.5%
Alliance Holdings GP, L.P. (1)(2)(3)	144,318	$6,956,128

		6,956,128

Diversified Energy—58.7%
United States—58.7%
Enable Midstream Partners, LP(2)(3)	520,561	9,265,986
Enbridge Energy Management, L.L.C.(2)(3)(4)	762,554	27,558,717
Energy Transfer Equity, L.P.(1)(2)(3)	778,420	53,454,101
Enterprise Products Partners L.P.(1)(2)(3)	1,728,894	56,050,741
Kinder Morgan, Inc.(2)	888,589	36,867,558
NGL Energy Partners LP(2)(3)	752,993	22,634,970
ONEOK, Inc.(2)	379,230	15,897,322
The Williams Companies, Inc.(2)	822,226	42,015,749

		263,745,144

Exploration & Production—1.2%
United States—1.2%
Memorial Production Partners LP(1)(2)(3)	370,727	5,538,661

		5,538,661

Gathering & Processing—25.2%
United States—25.2%
American Midstream Partners, LP(3)	575,126	10,524,806
Antero Midstream Partners LP(1)(3)	667,716	19,029,906
EnLink Midstream Partners, LP(2)(3)	325,540	8,079,903
EnLink Midstream, LLC(2)	375,439	12,430,785
MarkWest Energy Partners, L.P.(2)(3)	137,805	8,906,337
Summit Midstream Partners, LP(2)(3)	377,540	12,696,670
Targa Resources Corp.(2)	207,594	19,088,268
Targa Resources Partners LP(2)(3)	362,616	15,675,890
Western Gas Equity Partners, LP(2)(3)	101,191	6,481,284

		112,913,849

Liquids Transportation & Storage—19.0%
United Kingdom—2.1%
VTTI Energy Partners LP(2)(3)	360,007	9,320,581

		9,320,581

See accompanying Notes to Consolidated Financial Statements.

SALIENT MIDSTREAM & MLP FUND

Consolidated Schedule of Investments, continued

May 31, 2015

(Unaudited)

	Shares/Units	Fair Value
United States—16.9%
Arc Logistics Partners LP(3)	275,479	$5,021,982
Buckeye Partners, L.P.(2)(3)	101,465	7,846,288
Magellan Midstream Partners, L.P.(1)(2)(3)	326,350	26,016,622
NuStar Energy L.P.(2)(3)	151,854	9,477,208
Plains GP Holdings, L.P., Class A(3)(5)	666,954	18,648,034
Rose Rock Midstream, L.P.(3)(5)	181,625	9,202,939

		76,213,073

		85,533,654

Natural Gas Gathering/Processing—7.4%
United States—7.4%
CorEnergy Infrastructure Trust, Inc.	1,938,572	12,891,500
EMG Utica I Offshore Co-Investment, LP(3)(6)(7)(8)(9)	16,000,000	20,638,400

		33,529,900

Natural Gas Pipelines & Storage—4.0%
United States—4.0%
Spectra Energy Corp.(2)	345,741	12,159,711
Tallgrass Energy GP, LP(2)(3)	182,040	5,834,382

		17,994,093

Oil Service and Other Specialty—2.8%
United States—2.8%
Enviva Partners, LP(2)(3)	379,815	7,733,034
Exterran Partners, L.P.(2)(3)	183,715	4,756,381

		12,489,415

Propane—1.4%
United States—1.4%
AmeriGas Partners, L.P.(2)(3)	126,788	6,250,648

		6,250,648

Refining & Marketing—1.9%
United States—1.9%
Calumet Specialty Products Partners, L.P.(2)(3)	326,429	8,692,804

		8,692,804

Tankers—11.7%
Bermuda—2.3%
Golar LNG Partners LP(2)(3)	373,781	10,544,362

		10,544,362

See accompanying Notes to Consolidated Financial Statements.

SALIENT MIDSTREAM & MLP FUND

Consolidated Schedule of Investments, continued

May 31, 2015

(Unaudited)

	Shares/Units	Fair Value
Republic of the Marshall Islands—5.8%
Dynagas LNG Partners LP(2)(3)	383,000	$7,311,470
Navios Maritime Partners L.P.(2)(3)(5)	530,836	5,775,496
Teekay Offshore Partners L.P.(2)(3)	584,461	13,062,703

		26,149,669

United States—3.6%
Capital Product Partners L.P.(2)(3)	1,796,361	16,364,849

		16,364,849

		53,058,880

Transportation Infrastructure—6.3%
United States—6.3%
Macquarie Infrastructure Company LLC(2)(5)	337,486	28,564,815

Utilities—3.6%
United States—3.6%
NRG Yield, Inc., Class A(2)	305,345	8,091,643
NRG Yield, Inc., Class C(2)	305,345	8,265,689

		16,357,332

Total Master Limited Partnerships and Related Companies (Cost $467,479,714)		651,625,323

Convertible Bond—0.2%
Natural Gas Gathering/Processing—0.2%
United States—0.2%
American Energy-Utica, LLC, 3.50%, 03/01/2021(10)	2,000,000	990,000

Total Convertible Bond (Cost $2,000,000)		990,000

Total Investments—144.9% (Cost $469,479,714)		652,615,323
Credit Facility—(40.7)%(11)		(183,300,000)
Other Assets and Liabilities—(4.2)%		(19,050,807)

Total Net Assets Applicable to Common Shareholders—100.0%		$450,264,516

All percentages disclosed are calculated by dividing the indicated amounts by net assets applicable to common shareholders.

(1)	All or a portion of these securities are held by Salient Midstream & MLP Fund, Inc. (the “Subsidiary”).
(2)

All or a portion of these securities are held as collateral for the line of credit agreements. As of May 31, 2015 the total fair value of securities held as collateral for the line of credit agreements is $470,290,516.

(3)	Non-income producing security.
(4)	Distributions are paid-in-kind.
(5)

All or a portion of these securities are held as collateral for the written call options. As of May 31, 2015 the total fair value of securities held as collateral for the written call options is $26,452,990.

(6)

Securities have been fair valued in good faith using fair value procedures approved by the Board of Trustees and represent 4.5% of net assets applicable to common shareholders. See notes to consolidated financial statements for further information.

See accompanying Notes to Consolidated Financial Statements.

SALIENT MIDSTREAM & MLP FUND

Consolidated Schedule of Investments, continued

May 31, 2015

(Unaudited)

(7)

Security has been deemed illiquid by the Adviser based on procedures approved by the Board of Trustees and represents 4.5% of net assets applicable to common shareholders. See footnote 2(g) in the notes to consolidated financial statements for further information.

(8)	Affiliated investment for which ownership exceeds 25% of partners’ capital.
(9)

Restricted securities are exempt from registration under the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. See footnote 2(g) in the notes to consolidated financial statements for further information.

(10)

Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2015, the value of this security was $990,000, representing 0.2% of net assets. This security has been deemed liquid based on procedures approved by the Board of Trustees.

(11)	A portion of this credit facility is maintained in the Subsidiary. See footnote 4 in the notes to consolidated financial statements for further information.

Salient Midstream & MLP Fund invested in the following industries as of May 31, 2015:

	Value	% of Total Investments
Coal	$6,956,128	1.1%
Diversified Energy	263,745,144	40.4%
Exploration & Production	5,538,661	0.8%
Gathering & Processing	112,913,849	17.3%
Liquids Transportation & Storage	85,533,654	13.1%
Natural Gas Gathering/Processing	34,519,900	5.3%
Natural Gas Pipelines & Storage	17,994,093	2.8%
Oil Service and Other Specialty	12,489,415	1.9%
Propane	6,250,648	1.0%
Refining & Marketing	8,692,804	1.3%
Tankers	53,058,880	8.1%
Transportation Infrastructure	28,564,815	4.4%
Utilities	16,357,332	2.5%

Total	$652,615,323	100.0%

Salient Midstream & MLP Fund invested in securities with exposure to the following countries as of May 31, 2015:

	Value	% of Total Investments
Bermuda	$10,544,362	1.6%
Republic of the Marshall Islands	26,149,669	4.0%
United Kingdom	9,320,581	1.4%
United States	606,600,711	93.0%

Total	$652,615,323	100.0%

See accompanying Notes to Consolidated Financial Statements.

SALIENT MIDSTREAM & MLP FUND

Consolidated Schedule of Investments, continued

May 31, 2015

(Unaudited)

Written Call Options:

Description	Expiration Date	Strike Price	Number of Contracts	Fair Value
Macquarie Infrastructure Company LLC	July 2015	$90.00	472	$(23,600)
Navios Maritime Partners L.P.	June 2015	15.00	1,116	—
Plains GP Holdings, L.P.	June 2015	31.00	6,188	(46,410)
Rose Rock Midstream, L.P.	July 2015	55.00	778	(44,735)

Total Written Call Options (Premiums Received $240,837)			8,554	$(114,745)

Futures Contracts Sold:

Description	Expiration Date	Number of Contracts	Notional Amount at Value	Unrealized Appreciation (Depreciation)
NYMEX WTI Crude(1)	June 2015	775	$46,732,500	$254,169

			$46,732,500	$254,169

(1)	Derivative positions held by the Subsidiary.

See accompanying Notes to Consolidated Financial Statements.

SALIENT MIDSTREAM & MLP FUND

Consolidated Statement of Assets, Liabilities and Shareholders’ Equity

May 31, 2015

(Unaudited)

Assets:
Investments at fair value (cost $469,479,714)	$652,615,323
Deposits with brokers for futures contracts	3,623,125
Cash and cash equivalents	3,060,170
Dividends and interest receivable	268,525
Deferred tax asset	13,832,853
Receivable from investments sold	183,141
Prepaids and other assets	71,455

Total assets	673,654,592

Liabilities:
Credit facility	183,300,000
Payable for investments purchased	208
Written options (premiums received $240,837)	114,745
Payable to Adviser	661,517
Variation margin on futures contracts	2,030,500
Interest payable	184,170
Trustee Fees payable	7,767
Line of credit fees payable	1,853
Accounts payable and accrued expenses	349,146
Deferred tax liability	36,740,170

Total liabilities	223,390,076

Net assets applicable to common shareholders	$450,264,516

Net Assets Applicable to Common Shareholders:
Capital Stock, $0.01 par value; 17,722,449 shares issued and outstanding (unlimited shares authorized)	$177,224
Paid-in capital	307,945,535
Accumulated net investment loss	(15,253,317)
Accumulated net realized gain	10,619,374
Net unrealized appreciation on investments	146,775,700

Net assets applicable to common shareholders	$450,264,516

Net Asset Value:
Net assets applicable to common shareholders	$450,264,516
Common shares outstanding	17,722,449

Net asset value per common share outstanding	$25.41

See accompanying Notes to Consolidated Financial Statements.

SALIENT MIDSTREAM & MLP FUND

Consolidated Statement of Operations

For the Six Months Ended May 31, 2015

(Unaudited)

Investment Income:
Distributions from master limited partnerships	$11,579,586
Less return of capital on distributions	(11,090,815)

Net distributions from master limited partnerships	488,771
Dividends from master limited partnership related companies	4,547,378
Interest income	541,244

Total Investment Income	5,577,393

Operating Expenses:
Investment management fees	3,953,850
Administration fees	113,234
Custodian fees	17,114
Interest expense	1,042,115
Line of credit commitment fees	15,765
Professional fees	190,820
Trustees fees	60,642
Other expenses	252,054

Total Expenses	5,645,594

Net Investment Loss, before Income Taxes	(68,201)
Deferred tax benefit	(123,434)

Net Investment Income	55,233

Realized and Unrealized Gain (Loss):
Net realized gain on investments	21,672,621
Net realized gain on written options contracts	220,625
Net realized loss on futures contracts	(7,393,123)

Net realized gain, before income taxes	14,500,123
Deferred tax benefit	(1,393,589)

Net realized gain, net of income taxes	15,893,712

Change in unrealized appreciation/depreciation from investments, written options contracts, and futures contracts, before income taxes	(42,715,426)
Deferred tax benefit	(842,859)

Change in unrealized appreciation/depreciation from investments, written options contracts, and futures contracts, net of income taxes	(41,872,567)

Net realized and unrealized loss from investments, written options contracts, and futures contracts	(25,978,855)

Net Decrease in Net Assets Applicable to Common Shareholders Resulting from Operations	$(25,923,622)

See accompanying Notes to Consolidated Financial Statements.

SALIENT MIDSTREAM & MLP FUND

Consolidated Statements of Changes in Net Assets

	Six Months Ended May 31, 2015	Year Ended November 30, 2014
	(Unaudited)
Operations:
Net investment income (loss), net of income taxes	$55,233	$(1,855,406)
Net realized gain, net of income taxes	15,893,712	1,728,735
Change in unrealized appreciation/depreciation, net of income taxes	(41,872,567)	43,096,212

Net increase (decrease) in net assets applicable to common shareholders resulting from operations	(25,923,622)	42,969,541

Distributions:
In excess of net investment income	(12,990,554)	(13,327,520	)(1)
Net realized gains	(3,491,322)	—
Return of capital	—	(3,620,853)

Total distributions to common shareholders	(16,481,876)	(16,948,373)

Capital Shares Transactions:
Issuance of 0 and 8,222,798 common shares from merger (Note 11), respectively	—	235,891,358

Net increase in net assets applicable to common shareholders from capital transactions	—	235,891,358

Total increase (decrease) in net assets applicable to common shareholders	(42,405,498)	261,912,526

Net Assets:
Beginning of period	492,670,014	230,757,488

End of period	$450,264,516	$492,670,014

Accumulated net investment loss	$(15,253,317)	$(2,317,996)

(1)	Distribution includes $3.4 million in distributions to Salient MLP & Energy Infrastructure Fund shareholders of record as of November 13, 2014.

See accompanying Notes to Consolidated Financial Statements.

SALIENT MIDSTREAM & MLP FUND

Consolidated Statement of Cash Flows

For the Six Months Ended May 31, 2015

(Unaudited)

Cash flows from operating activities:
Net decrease in net assets resulting from operations	$(25,923,622)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
Purchases of investments	(95,969,672)
Proceeds from disposition of investments	137,312,699
Return of capital on distributions from master limited partnerships	11,090,815
Premiums from written call options	516,854
Proceeds paid to cover written call options	(2,699)
Premiums on exercised written call options	(52,693)
Net realized gain on investments	(21,672,621)
Net realized gain on written options contracts	(220,625)
Change in unrealized appreciation/depreciation from investments	43,095,687
Change in unrealized appreciation/depreciation from written options	(126,092)

Change in operating assets and liabilities:
Deposits with brokers for futures contracts	(3,623,125)
Dividends and interest receivable	13,244
Deferred tax asset	(1,517,024)
Receivable from investments sold	2,772,954
Variation margin on futures contracts	2,143,620
Prepaids and other assets	(28,924)
Payable for investments purchased	(16,530,509)
Line of credit fees payable	537
Payable to Adviser	(38,403)
Trustee fees payable	3,138
Interest payable	115,201
Accounts payable and accrued expenses	(249,044)
Deferred tax liability	(842,859)

Net cash provided by operating activities	30,266,837

Cash flows from financing activities:
Advances from credit facility	77,000,000
Repayments on credit facility	(103,000,000)
Distributions paid to common shareholders, net of reinvestments	(16,481,876)

Net cash used in financing activities	(42,481,876)

Net decrease in cash and cash equivalents	(12,215,039)
Cash and cash equivalents at beginning of period	15,275,209

Cash and cash equivalents at end of period	$3,060,170

Supplemental schedule of cash activity:
Cash paid for interest during the period	$926,914
Cash paid for non-use fees during the period	15,228
Supplemental schedule of non-cash activity:
Distributions received in-kind	781,302

See accompanying Notes to Consolidated Financial Statements.

SALIENT MIDSTREAM & MLP FUND

Consolidated Financial Highlights

	Six Months Ended May 31, 2015	Year Ended November 30, 2014		Year Ended November 30, 2013		Period from May 24, 2012(1) through November 30, 2012
	(Unaudited)
Per Common Share Data:(2)
Net Asset Value, beginning of period	$27.80	$24.29		$19.40		$20.00
Income from investment operations:
Net investment income (loss)(3)	— (4)	(0.19)		(0.11)		0.01
Net realized and unrealized gain (loss) from investments	(1.46)	5.15		6.37		1.00

Net increase (decrease) resulting from operations	(1.46)	4.96		6.26		1.01

Distributions paid from:
In excess of net investment income	(0.73)	(1.14)		(0.86)		—
Net realized gains	(0.20)	—		—		—
Return of capital	—	(0.31)		(0.51)		(0.66)
Underwriting discounts and offering costs on issuance of common shares(5)	—	—		—		(0.95)

Net Asset Value, end of period	$25.41	$27.80		$24.29		$19.40

Per common share market value, end of period	$22.34	$26.20		$22.78		$19.54

Total Investment Return Based on Market Value(6)(7)	(11.16)%	21.30%		23.79%		1.13%

Ratios to Average Net Assets:(8)
Net investment income (loss)	0.02%	(0.66)%		(0.47)%		0.11%
Gross operating expenses	1.47%	3.34%		5.44%		4.94%
Net operating expenses	1.47%	3.21	%(9)	5.14	%(9)	4.69	%(9)
Net operating expenses (excluding deferred income tax benefit/expense)	2.53%	2.44	%(9)	2.25	%(9)	2.22	%(9)
Supplemental Data:
Net assets applicable to common shareholders, end of period (000s)	$450,265	$492,670		$230,757		$183,685
Average net assets (000s)	$448,250	$280,809		$214,892		$184,441
Portfolio turnover (6)	28.98%	46.39	%(10)	74.87%		47.73%
Asset coverage per $1,000 unit of senior indebtedness (11)	$3,456	$3,354		$3,187		$3,443
Short-term borrowings, end of period (000s)	$183,300	$209,300		$105,500		$75,200

(1)	Commencement of operations.
(2)	Information presented relates to a common share outstanding for periods indicated.
(3)	Per share net investment income (loss) has been calculated using the average daily shares method.
(4)	Amount rounds to less than $0.005.
(5)	Represents the dilution per common share from underwriting and other offering costs for the period.
(6)	Not annualized for periods less than one year.
(7)

Total investment return is calculated assuming a purchase of common shares at the current market price on the first day of the period and a sale at the closing market price on the last day of the period reported (excluding brokerage commissions). Dividends and distributions are assumed for the purpose of this calculation to be reinvested at prices obtained under the DRIP.

(8)	Annualized for periods less than one year.
(9)

The amount includes an investment adviser waiver representing 0.13%, 0.30% and 0.25% for the periods ended November 30, 2014, November 30, 2013 and November 30, 2012, respectively, to the expense ratios. Without this waiver, the expense ratios would be higher.

(10)

In connection with the reorganization of the Salient MLP & Energy Infrastructure Fund into the Salient Midstream & MLP Fund, no purchases or sales occurred in an effort to realign the combined fund’s portfolio after the merger, and therefore none have been excluded from the portfolio turnover calculation. The value of investments acquired in the reorganization, which have been excluded from purchases in the portfolio turnover calculation, is $337,519,725.

(11)

Calculated by subtracting the Fund’s total liabilities (not including borrowings) from the Fund’s total assets and dividing by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

See accompanying Notes to Consolidated Financial Statements.

SALIENT MIDSTREAM & MLP FUND

Notes to Consolidated Financial Statements

May 31, 2015

(Unaudited)

(1) ORGANIZATION

Salient Midstream & MLP Fund (the “Fund”), a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), commenced operations on May 24, 2012 as a non-diversified, closed-end management investment company. The Fund is authorized to issue an unlimited number of common shares of beneficial interest (“Common Shares”), which may be issued in more than one class or series. The Fund’s Common Shares are listed on the New York Stock Exchange (“NYSE”) under the symbol “SMM”.

The Fund’s objective is to provide a high level of total return with an emphasis on making quarterly cash distributions to its common shareholders. The Fund seeks to achieve its investment objective by investing at least 80% of its total assets in securities of midstream companies and master limited partnerships (“MLPs”).

The board of trustees (each member thereof a “Trustee” and, collectively the “Board”) is authorized to engage an investment adviser, and pursuant to an investment management agreement (the “Investment Management Agreement”), it has selected Salient Capital Advisors, LLC (the “Adviser”) to manage the Fund’s portfolio and operations. The Adviser is a Texas limited liability company that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. Under the Investment Management Agreement, the Adviser is responsible for the establishment of an investment committee (the “Investment Committee”), which is responsible for developing, implementing, and supervising the Fund’s investment program subject to the ultimate supervision of the Board.

Under the Fund’s organizational documents, the Fund’s Trustees and officers are indemnified against certain liabilities arising out of the performance of their duties with respect to the Fund. In addition, in the normal course of business, the Fund enters into contracts with vendors and others that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown as this would involve any future potential claims that may be made against the Fund. However, based on experience, management expects that risk of loss to be remote.

The Fund may invest up to 25% of its total assets in Salient Midstream & MLP Fund, Inc., a wholly owned subsidiary (the “Subsidiary”). The Subsidiary, which is organized under the laws of the state of Delaware, is controlled by the Fund, and is therefore consolidated in the Fund’s consolidated financial statements. The Fund invests in the Subsidiary in order to gain additional exposure to the investment returns of the MLP markets, within the limitations of the federal tax law requirements applicable to regulated investment companies (“RIC”). Where the context requires, the “Fund” includes both the Fund and the Subsidiary.

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND PRACTICES

(a) BASIS OF ACCOUNTING

The consolidated financial statements have been prepared in conformity with generally accepted accounting principles in the United States of America (“U.S. GAAP”). The accompanying consolidated financial statements reflect the financial position of the Fund and its Subsidiary and the results of their operations on a consolidated basis. All intercompany accounts and transactions have been eliminated in consolidation. The Fund is an investment company and follows the investment company accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”.

SALIENT MIDSTREAM & MLP FUND

Notes to Consolidated Financial Statement, continued

May 31, 2015

(Unaudited)

(b) CASH EQUIVALENTS

The Fund considers all unpledged temporary cash investments with a maturity date at the time of purchase of three months or less to be cash equivalents.

(c) PORTFOLIO SECURITIES TRANSACTIONS

Security transactions are accounted for on a trade date basis. Realized gains and losses are reported using the specific identification cost basis.

(d) INVESTMENT VALUATION

The valuation of the Fund’s investments is determined each day based on the most recent close of regular session trading on the NYSE and reported by Citi Fund Services Ohio, Inc., the Fund’s independent administrator (“Administrator”).

The Board has formed a valuation committee (the “Board Valuation Committee”) that is responsible for overseeing the Fund’s valuation policies, making recommendations to the Board on valuation-related matters, and overseeing implementation by the Adviser of the Fund’s valuation policies.

The Board has authorized the Adviser to establish a valuation committee of the Adviser (“Adviser Valuation Committee”). The Adviser Valuation Committee’s function, subject to oversight of the Board Valuation Committee and the Board, is generally to review the Fund’s valuation methodologies, valuation determinations, and any information provided to the Adviser Valuation Committee by the Adviser or the Administrator.

To the extent that the price of a security cannot be determined applying the methods described below, the Adviser Valuation Committee in conjunction with the Administrator will determine the price of the security pursuant to the fair value procedures approved by the Board.

Investments held by the Fund are valued as follows:

•

SECURITIES LISTED ON A SECURITIES EXCHANGE OR OVER-THE-COUNTER EXCHANGES—In general, the Fund values those securities at their last sales price on the exchange or over-the-counter market on the valuation date. If the security is listed on more than one exchange, the Fund uses the price from the exchange that it considers to be the principal exchange on which the security is traded. If there have been no sales for that day on the exchange where the security is principally traded, then the price of the security will be valued at the mean between the closing “bid” and “ask” prices on the valuation date. Securities listed on the NASDAQ National Market System (“NASDAQ”) will be valued at the NASDAQ Official Closing Price on the valuation date, which may not necessarily represent the last sale price.

•

PUBLICLY-TRADED EQUITY SECURITIES ACQUIRED IN A DIRECT PLACEMENT TRANSACTION—Such securities may be subject to restrictions on resale that can affect the security’s liquidity and fair value. Such securities that are convertible or otherwise will become freely tradable will be valued based on the market value of the freely tradable security less an applicable restriction discount. Generally, the discount will initially be equal to the discount at which the Fund purchased the securities and thereafter will be periodically reassessed and likely

SALIENT MIDSTREAM & MLP FUND

Notes to Consolidated Financial Statement, continued

May 31, 2015

(Unaudited)

reduced over the anticipated restricted period. Equity securities are typically categorized as Level 1 or Level 2 in the fair value hierarchy, based upon inputs utilized in determining the value of such securities.

•

DERIVATIVES—Exchange traded futures contracts are valued using quoted final settlement prices from the national exchange on which they are principally traded and are typically categorized as Level 1 in the fair value hierarchy. If no such price is reported by such exchange on the valuation date, the Adviser Valuation Committee will determine the fair value in good faith using information that is available at such time. Such fair valued investments are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based upon the inputs used to value the investments.

Options that are listed on a securities exchange are generally valued at the midpoint of closing “bid” and “ask” prices for options held long and short, respectively, on the valuation date and are typically categorized as Level 1 in the fair value hierarchy. If no such bid or ask price is reported, the positions are valued at the last sales price on the valuation date. If no such sales price is reported by such exchange on the valuation date, the Adviser Valuation Committee in conjunction with the Administrator will determine the fair value in good faith using information that is available at such time. Such fair valued investments are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based upon the inputs used to value the investments.

Options traded on an over-the-counter market are generally valued using the midpoint of the closing bid and ask prices provided by an independent pricing service. If a quotation is not available from the independent pricing service, the price is obtained from a broker (typically the counterparty to the option) on the valuation date. If no such price is available on the valuation date, the Adviser Valuation Committee in conjunction with the Administrator will determine the fair value of such options in good faith using information that is available at such time. Such fair valued options are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based upon the inputs used to value the investments.

Non exchange-traded derivatives, such as swap agreements, are valued based on procedures approved by the Board and are typically categorized as Level 2 in the fair value hierarchy. Credit default swaps and total return swaps are generally fair valued using evaluated quotes provided by an independent pricing service. If a quotation is not available from the independent pricing service, the price is obtained from a broker (typically the counterparty to the swap agreement) on the valuation date.

•

SECURITIES NOT ACTIVELY TRADED—The value of securities, derivatives or synthetic securities that are not actively traded on an exchange are determined by obtaining quotes from brokers that normally deal in such securities or by an unaffiliated pricing service that may use actual trade data or procedures using market indices, matrices, yield curves, specific trading characteristics of certain groups of securities, pricing models or a combination of these procedures. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy. Securities for which independent pricing services are not available are valued pursuant to the valuation procedures approved by the Board and are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based upon the inputs used to value the investments.

•	INVESTMENT FUNDS—Investments in investment limited partnerships and shares in unregistered investment funds (“Investment Funds”) for which a market value is not available will

SALIENT MIDSTREAM & MLP FUND

Notes to Consolidated Financial Statement, continued

May 31, 2015

(Unaudited)

generally be valued using the partners’ capital or net asset value (the “NAV”) as a practical expedient, as reported by the Investment Fund managers or the administrators of such Investment Funds. These Investment Funds value their underlying investments in accordance with policies established by such Investment Funds. Prior to investing in any Investment Fund, the Adviser Valuation Committee, as part of the due diligence process, conducts a review of the valuation methodologies employed by the Investment Fund to determine whether such methods are appropriate for the asset types. The Adviser Valuation Committee will consider whether it is appropriate, in light of the relevant circumstances, to value shares at NAV as reported by an Investment Fund for valuation purposes, or whether to adjust such reported value to reflect an adjusted fair value. Because of the inherent uncertainty of valuation, fair value may differ significantly from the value that would have been used had readily available markets for the investments in Investment Funds existed. The Fund’s investments in Investment Funds are subject to the terms and conditions of the respective operating agreements and offering memoranda of such Investment Funds. Investment Funds are typically categorized as Level 2 or Level 3 in the fair value hierarchy based upon liquidity.

•

OTHER—Investments in private placement securities and other securities for which market quotations are not readily available will be valued in good faith by using fair value procedures approved by the Board. Such fair value procedures may consider among other factors discounts to publicly traded issues, time until conversion date, securities with similar yields, quality, type of issue, coupon, duration and rating, and an analysis of the issuer’s financial statements and reports. If events occur that affect the value of the Fund’s securities before the net asset value has been calculated, the securities so affected will generally be priced using fair value procedures. Such investments are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based upon the inputs used to value the investments.

(e) FOREIGN CURRENCY

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts and investments denominated in a foreign currency, if any, are translated into U.S. dollar amounts at current exchange rates on the valuation date. Purchases and sales of investments denominated in foreign currencies are translated into U.S. dollar amounts at the exchange rate on the respective dates of such transactions. The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized gain on investments.

(f) MASTER LIMITED PARTNERSHIPS

Entities commonly referred to as MLPs are generally organized under state law as limited partnerships or limited liability companies. The Fund and Subsidiary invest in MLPs receiving partnership taxation treatment under the Internal Revenue Code of 1986, as amended (the “Code”), and whose interests or “units” are traded on securities exchanges like shares of corporate stock. To be treated as a partnership for U.S. federal income tax purposes, an MLP whose units are traded on a securities exchange must receive at least 90% of its income from qualifying sources such as interest, dividends, real property rents, gains on dispositions of real property, income and gains from mineral or natural resources activities, income and gains from the transportation or storage of certain fuels, and, in certain circumstances, income and gains from commodities or futures, forwards and options on commodities. Mineral or natural resources activities include exploration, development, production, processing,

SALIENT MIDSTREAM & MLP FUND

Notes to Consolidated Financial Statement, continued

May 31, 2015

(Unaudited)

mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members).

The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the partnership or limited liability company. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. The Fund’s investments in MLPs consist only of limited partner or member interests ownership. The MLPs themselves generally do not pay U.S. federal income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends). Currently, most MLPs operate in the energy and/or natural resources sector.

(g) RESTRICTED AND ILLIQUID SECURITIES

The Fund may invest up to 30% of its total assets in unregistered or otherwise restricted securities of which up to 10% may be in securities of privately held companies. A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the “1933 Act”) or pursuant to the resale limitations provided by Rule 144 under the 1933 Act, or an exemption from the registration requirements of the 1933 Act. Illiquid securities are securities that cannot be sold or disposed of within a reasonable amount of time in the ordinary course of business. Certain restricted securities may be resold in transactions exempt from registration, normally to qualified institutional buyers, and may be deemed liquid by the Adviser based on procedures approved by the Board. Therefore, not all restricted securities are considered illiquid.

The restricted securities held at May 31, 2015 are identified below and are also presented in the Fund’s Consolidated Schedule of Investments.

Security	% of Net Assets	Acquisition Dates	Shares/Units	Cost	Fair Value
EMG Utica I Offshore Co-Investment, LP*	4.6%	2/22/13	16,000,000	$16,000,000	$20,638,400

Total Restricted Securities	4.6%			$16,000,000	$20,638,400

*	Security has been deemed illiquid by the Adviser based on procedures approved by the Board.

(h) AFFILIATED INVESTMENT FUNDS

The 1940 Act defines affiliates as those issuers in which a fund holds 5% or more of the outstanding voting securities, but the fund does not own enough of the outstanding voting securities of the issuer to have control (as defined by the 1940 Act) of that issuer. The following is a summary of the investments in other affiliates for the period ended May 31, 2015:

Security	Balance as of November 30, 2014	Gross Purchases	Proceeds from Sales	Net Realized Gain (Loss) on Investments	Change in Unrealized Appreciation/ Depreciation	Balance as of May 31, 2015
EMG Utica I Offshore Co-Investment, LP	$20,120,000	$—	$—	$—	$518,400	$20,638,400

SALIENT MIDSTREAM & MLP FUND

Notes to Consolidated Financial Statement, continued

May 31, 2015

(Unaudited)

As of the effective date of the Fund’s acquisition of SMF (see note 11), the Fund owns 100% of EMG Utica I Offshore Co-Investment, L.P. (“EMG Utica”). EMG Utica holds a non-controlling underlying interest in MarkWest Utica EMG, L.L.C., which is a joint venture between MarkWest Energy Partners, L.P. (“MarkWest”) and The Energy and Minerals Group (“EMG”). MarkWest is a U.S. domiciled publicly traded master limited partnership in the natural gas gathering, processing and transportation business. EMG is a private investment firm that targets equity investments in the energy and minerals sector. The Fund has included EMG Utica as an investment at fair value in its Consolidated Schedule of Investments (see note 3) and has not consolidated operations of EMG Utica, based on investment company accounting and reporting guidance under FASB ASC Topic 810, “Consolidation”. EMG Utica’s investments are recorded at fair value by primarily utilizing a discounted cash flow model as well as market comparable companies and transactions. These methodologies utilize unobservable inputs and as such are considered Level 3 in the fair value hierarchy.

(i) INVESTMENT INCOME

Interest income is recognized on the accrual basis. Distributions are recorded on the ex-dividend date. Distributions received from the Fund’s investments in MLPs generally are composed of ordinary income, capital gains and return of capital from the MLPs.

(j) USE OF ESTIMATES

The consolidated financial statements have been prepared in conformity with U.S. GAAP, which requires management to make estimates and assumptions relating to the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of income and expenses during the reporting period. Actual results may differ from those estimates and such differences may be significant.

(k) DERIVATIVE INSTRUMENTS

The Fund may invest in derivatives in order to meet its investment objectives. The risk in using derivatives varies depending upon the structure of the instruments. All open derivative positions at period end, if any, are presented in the Fund’s Consolidated Schedule of Investments. The following is a description of the derivative instruments that the Fund has utilized as part of its investment strategy, including the primary underlying risk exposures related to each instrument type.

OPTIONS—The Fund may write equity call options with the purpose of generating realized gains from premiums as a means to enhance distributions to the Fund’s common shareholders. Options are secured by investments, as detailed in the Fund’s Consolidated Schedule of Investments. A call option on a security is a contract that gives the holder of such call option the right to buy the security underlying the call option from the writer of such call option at a specified price at any time during the term of the option. At the time the call option is sold, the writer of a call option receives a premium from the buyer of such call option. If the Fund writes a call option, it will have the obligation upon exercise of such call option to deliver the underlying security upon payment of the exercise price. As the writer of a covered call option, during the option’s life, the Fund gives up the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but the Fund retains the risk of loss should the price of the underlying security decline.

SALIENT MIDSTREAM & MLP FUND

Notes to Consolidated Financial Statement, continued

May 31, 2015

(Unaudited)

The Fund had the following transactions in written call options during the period ended May 31, 2015:

	Number of Contracts	Premiums
Written options outstanding at November 30, 2014	—	$—
Options written	18,072	516,853
Options exercised	(1,804)	(52,693)
Options expired	(7,659)	(221,111)
Options closed	(55)	(2,212)

Written options outstanding at May 31, 2015	8,554	$240,837

FUTURES CONTRACTS—The Fund may invest in futures contracts as a part of its hedging strategy to manage exposure to interest rate, equity and market price movements, and commodity prices. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. The underlying asset is not physically delivered. Futures contracts are valued at their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the clearinghouse to secure the Fund’s performance. The clearinghouse also requires daily settlement of variation margin representing changes in the value of each contract. Fluctuations in the value of the contracts are recorded as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as net realized gain (loss) on futures contracts. The primary risks associated with the use of futures contracts are imperfect correlation between changes in fair values of the underlying assets and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty.

SWAP AGREEMENTS—The Fund may invest in swap agreements, primarily total return swap agreements, in connection with its hedging strategy to manage market risks.

A total return swap agreement is a bilateral financial contract agreement where one party (the payer) agrees to pay the other (the receiver) the total return on a specified asset or index in exchange for a fixed or floating rate of return. A total return swap agreement allows the receiver or payer to derive the economic benefit of owning or having short exposure to an asset without owning or shorting the underlying asset directly. The receiver is entitled to the amount, if any, by which the notional amount of the total return swap agreement would have increased in value had it been invested in the particular instruments, plus an amount equal to any dividends or interest that would have been received on those instruments. In return, the payer is entitled to an amount equal to a fixed or floating rate of interest (e.g., a LIBOR based rate) on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such instruments, less any dividends or interest. The amounts to which each party is entitled are normally netted against each other at periodic settlement dates, resulting in a single amount that is either due to or from each party.

A credit default swap agreement gives one party (the buyer) the right to recoup the economic value of a decline in the value of debt securities of the reference issuer if a credit event (a downgrade, bankruptcy or default) occurs. This value is obtained by delivering a debt security of the reference issuer to the party in return for a previously agreed upon payment from the other party (frequently, the par value of the debt security) or receive a net amount equal to the par value of the defaulted reference entity less its recovery value. The Fund is usually a net buyer of credit default swap agreements.

SALIENT MIDSTREAM & MLP FUND

Notes to Consolidated Financial Statement, continued

May 31, 2015

(Unaudited)

The Fund as a buyer of a credit default swap agreement would have the right to deliver a referenced debt obligation and receive the par (or other agreed-upon) value of such debt obligation from the counterparty in the event of a default or other credit event by the reference issuer with respect to its debt obligations. In return, the Fund would pay the counterparty a periodic stream of payments over the term of the agreement provided that no event of default or other credit event has occurred. If no default or other credit event occurs, the counterparty would keep the stream of payments and would have no further obligations to the Fund.

In addition to being exposed to the credit risk of the underlying reference entity, swap agreements are subject to counterparty risk, market risk and interest rate risk. Swap agreements utilized by the Fund may not perform as expected. Risks may arise as a result of the failure of the counterparty to perform under the agreement. The loss incurred by the failure of a counterparty is generally limited to the market value and premium amounts recorded. The Fund considers the creditworthiness of each counterparty to a swap agreement in evaluating potential credit risk, and will not enter into any swap agreement unless the Adviser believes the counterparty to the transaction is creditworthy. Additionally, risks may arise from the unanticipated movements in interest rates or in the value of the underlying reference assets. The Fund may use various techniques to minimize credit risk including early termination or reset and payment. Collateral, in the form of cash, is held in broker segregated accounts for swap agreements.

The following is a summary of the fair value of derivative instruments held directly by the Fund as of May 31, 2015, and where such derivatives are recorded:

	Assets	Liabilities
	Unrealized Appreciation on Futures Contracts*	Written Call Options at Fair Value
Equity Risk Exposure:
Written Call Options	$—	$114,745

Commodity Risk Exposure:
Futures Contracts	254,169	—

*

Includes cumulative appreciation/depreciation on futures contracts as reported in the Consolidated Schedule of Investments. Only current day’s variation margin is reported in the Consolidated Statement of Assets, Liabilities and Shareholders’ Equity.

The following is a summary of the effect of derivative instruments on the Consolidated Statement of Operations for the period ended May 31, 2015.

	Net Realized Gain (Loss) on Derivatives	Change in Unrealized Appreciation/ Depreciation on
Equity Risk Exposure:
Futures Contracts	$7,683	$—
Written Call Options Contracts	220,625	126,092

Commodity Risk Exposure:
Futures Contracts	(7,400,806)	254,169

SALIENT MIDSTREAM & MLP FUND

Notes to Consolidated Financial Statement, continued

May 31, 2015

(Unaudited)

As described above, the Fund utilized derivative instruments to achieve its investment objective during the period ended May 31, 2015. The Fund may enter into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar agreements with its derivative contract counterparties whereby the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. Under the ISDA Master Agreements in place at May 31, 2015, the Fund is subject to master netting agreements that allow for amounts owed between the Fund and the counterparty to be netted. The party that has the larger net payable pays the excess of the larger amount over the smaller amount to the other party. The master netting agreements do not apply to amounts to or from different counterparties. At May 31, 2015, the Fund did not hold any derivatives with applicable master netting agreements which were presented on a net basis in the financial statements.

The following is a summary of the average monthly notional value of written options, futures contracts and swap agreements during the period ended May 31, 2015.

	Average Monthly Notional Value	Notional Value Outstanding at May 31, 2015
Written call options	$66,743	$114,745
Futures contracts sold	28,213,482	46,732,500

(l) DISTRIBUTIONS TO SHAREHOLDERS

The Fund intends to continue to comply with the requirements under Subchapter M of the Internal Revenue Code (the “Code”) in order to continue to qualify as a RIC. If so qualified, the Fund will not be subject to federal income tax to the extent it distributes substantially all of its net investment income and net capital gains to its shareholders.

The Fund generally makes quarterly distributions to shareholders. Net realized capital gains, if any, are distributed annually. Distributions from net realized gains may include short-term capital gains. All net short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date. The Fund may also pay, at the end of the calendar year, a special distribution to comply with requirements under the Code.

Each shareholder will automatically be a participant under the Fund’s Dividend Reinvestment Plan (the “DRIP”) and have all income distributions and capital gains distributions automatically reinvested in Shares, unless a shareholder otherwise elects to receive distributions in cash. Generally, for U.S. federal income tax purposes, shareholders receiving Shares under the DRIP will be treated as having received a distribution equal to the amount of cash they would have received had the shareholder not participated in the DRIP.

The character of distributions made during the period from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes.

The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from U.S. GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, differing treatment on certain swap agreements, net operating loss, distribution

SALIENT MIDSTREAM & MLP FUND

Notes to Consolidated Financial Statement, continued

May 31, 2015

(Unaudited)

reclassification, certain gain/loss and certain distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment: temporary differences (e.g., wash sales and differing treatment on certain swap agreements) do not require a reclassification. Distributions which exceed net investment income and net realized gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income or net realized gains. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as return of capital.

(m) CFTC REGULATION

The Commodity Futures Trading Commission (“CFTC”) adopted rules to harmonize conflicting United States Securities and Exchange Commission (the “SEC”) and CFTC disclosure, reporting and recordkeeping requirements for registered investment companies that do not meet an exemption from the definition of commodity pool. The harmonization rules provide that the CFTC will accept the SEC’s disclosure, reporting, and recordkeeping regime as substituted compliance for substantially all of the otherwise applicable CFTC regulations as long as such investment companies meet the applicable SEC requirements.

With respect to the Fund, the Adviser has claimed an exemption from the definition of the term “commodity pool operator” under CFTC Regulation 4.5 of the Commodity Exchange Act (“CEA”). As such, the Fund is not currently subject to registration or regulation as a commodity pool under the CEA.

(n) PROPOSED TAX REGULATIONS

On August 2, 2013, the Internal Revenue Service (“IRS”) issued proposed regulations which, if adopted in their current form, would require the Fund to aggregate investment holdings of the Subsidiary with its direct investment holdings for purposes of determining whether more than 25% of its total assets are invested in the securities of qualified publicly traded partnerships, which includes MLPs. The proposed regulations would not impact Fund investments in affiliates of MLPs or other Energy Infrastructure Companies structured as domestic corporations. If the proposed regulations are adopted and finalized in their current form, the Fund would reduce its overall investment in MLPs, whether held in the Fund directly or held by the Subsidiary, to no more than 25% of the Fund’s total assets. The Fund would otherwise continue to pursue its current investment objective and strategies.

The IRS proposed regulations have no immediate impact on the current operations of the Fund, and will not affect the ability of the Fund to qualify as a RIC for tax purposes in the current year. The IRS had requested comments on the proposed regulations by October 31, 2013. The IRS received a number of comments on the proposal from issuers and trade associations. IRS action on the proposal remains uncertain.

The Adviser is evaluating possible investment alternatives in the event the proposed regulations are finalized. Reduction of the Fund’s investments in MLPs (whether held in the Fund directly or held in the Subsidiary), and/or use of any alternatives, could negatively affect the Fund’s investment returns.

(o) RETURN OF CAPITAL ESTIMATES

Distributions received from the Fund’s investments in MLPs generally are composed of income, capital gains and return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each

SALIENT MIDSTREAM & MLP FUND

Notes to Consolidated Financial Statement, continued

May 31, 2015

(Unaudited)

MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded.

For the period ended May 31, 2015, the Fund estimated that approximately 96% of the MLP distributions received would be treated as a return of capital. The Fund recorded as return of capital the amount of $11,090,815 of dividends and distributions received from its investments. Net realized gain was increased by $9,412,458 and change in net unrealized appreciation/depreciation was increased by $1,678,357 in the accompanying Consolidated Statement of Operations, attributable to the recording of such distributions as a reduction in the cost basis of investments.

(p) FEDERAL AND OTHER TAXES

For the tax years ended November 30, 2012 through November 30, 2014, and for all major jurisdictions, management of the Fund has evaluated the tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions will “more-likely-than-not” be sustained by the Fund upon challenge by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold and that would result in a tax benefit or expense to the Fund would be recorded as a tax benefit or expense in the current period. For the period ended May 31, 2015, the Fund did not recognize any amounts for unrecognized tax benefit/expense. A reconciliation of unrecognized tax benefit/expense is not provided herein, as the beginning and ending amounts of unrecognized tax benefit/expense are zero, with no interim additions, reductions or settlements.

The Subsidiary, as a corporation, is obligated to pay federal and state income tax on its taxable income. The Subsidiary invests its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Subsidiary includes its allocable share of the MLP’s taxable income in computing its own taxable income. Deferred income taxes reflect (i) taxes on unrealized gains (losses), which are attributable to the temporary difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes and (iii) the net tax benefit of accumulated net operating and capital losses. To the extent the Subsidiary has a deferred tax asset, consideration is given as to whether or not a valuation allowance is required. The need to establish a valuation allowance for deferred tax assets is assessed periodically by the Subsidiary. A valuation allowance will be established if it is more likely than not that some portion or the entire deferred tax asset will not be realized. In the assessment of a valuation allowance, consideration is given to all positive and negative evidence related to the realization of the deferred tax asset. This assessment considers, among other matters, the nature, frequency and severity of current and cumulative losses, forecasts of future profitability (which are highly dependent on future cash distributions from the Subsidiary’s MLP holdings), the duration of statutory carry forward periods and the associated risk that operating and capital loss carry forwards may expire unused.

For the tax years ended November 30, 2012 through November 30, 2014, and for all major jurisdictions, management of the Subsidiary has concluded that there are no significant uncertain tax positions that would require recognition in the consolidated financial statements. Furthermore, management of the Subsidiary is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

SALIENT MIDSTREAM & MLP FUND

Notes to Consolidated Financial Statement, continued

May 31, 2015

(Unaudited)

The Subsidiary may rely to some extent on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to the MLP units held in the portfolio and to estimate the associated deferred tax liability. Such estimates are made in good faith. From time to time, as new information becomes available, the Subsidiary may modify its estimates or assumptions regarding the deferred tax liability.

The Subsidiary’s policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on its Consolidated Statement of Operations. The tax years ended November 30, 2012 through November 30, 2014 remain open and subject to examination by tax jurisdictions.

(3) FAIR VALUE MEASUREMENTS

The Fund defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions.

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used to determine the fair value of the Fund’s investments are summarized in the three broad levels listed below:

•	Level 1—unadjusted quoted prices in active markets for identical investments

•	Level 2—investments with other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•

Level 3—investments with significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments) or Investment Funds that cannot be fully redeemed at the NAV in the “near term”; these are investments that generally have one or more of the following characteristics: gated redemptions, suspended redemptions, or lock-up periods greater than quarterly

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Fund discloses transfers between levels based on valuations at the end of the reporting period. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

Other assets and securities, which are generally not exchange-traded, or for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Adviser Valuation Committee. Fair value pricing may be used for significant events such as securities for which trading has been suspended, prices have become stale or for which there is no currently available price at the close of the NYSE. A significant change in the unobservable inputs could result in a significantly lower or higher fair value measurement. Depending on the source and relative significance of valuation inputs, these investments may be classified as Level 2 or Level 3 in the fair value hierarchy.

The Fund establishes valuation processes and procedures to ensure that the valuation techniques for investments that are categorized within Level 3 of the fair value hierarchy are fair, consistent, and appropriate. The Adviser is responsible for developing the Fund’s written valuation processes and procedures, conducting periodic reviews of the valuation policies, and evaluating the overall fairness and consistent application of the valuation policies. The Board Valuation Committee has authorized the Adviser to oversee the implementation of the Board approved valuation procedures by the Administrator. The Adviser Valuation Committee is comprised

SALIENT MIDSTREAM & MLP FUND

Notes to Consolidated Financial Statement, continued

May 31, 2015

(Unaudited)

of various Fund personnel, which include members from the Fund’s portfolio management and operations groups. The Adviser Valuation Committee meets monthly or as needed, to determine the valuations of the Fund’s Level 3 investments. Fund valuations are required to be supported by market data, industry accepted third-party valuation models, or other methods the Adviser Valuation Committee deems to be appropriate, including the use of internal proprietary valuation models.

The following is a summary categorization of the Fund’s investments based upon the three levels defined above as of May 31, 2015. The breakdown by category of equity securities is disclosed in the Consolidated Schedule of Investments.

	LEVEL 1		LEVEL 2	LEVEL 3	Total
	Investment Securities	Other Financial Instruments^	Investment Securities	Investment Securities	Investment Securities	Other Financial Instruments^
Investments
Master Limited Partnerships and Related Companies
Natural Gas Gathering/Processing	$12,891,500	$—	$—	$20,638,400	$33,529,900	$—
Other Master Limited Partnerships and Related Companies	618,095,423	—	—	—	618,095,423	—
Convertible Bonds	—	—	990,000	—	990,000	—
Written Call Options	—	(114,745)	—	—	—	(114,745)
Futures Contracts	—	254,169	—	—	—	254,169

Total	$630,986,923	$139,424	$990,000	$20,638,400	$652,615,323	$139,424

^

Other financial instruments include any derivative instruments not reflected in the Consolidated Schedule of Investments as investment securities, such as written call options and futures contracts. These investments are generally presented in the Consolidated Schedule of Investments at the unrealized gain or loss on the investment.

The following table is a summary of quantitative information about significant unobservable valuation inputs for Level 3 fair value measurements for investments held as of May 31, 2015.

Type of Assets	Fair Value as of May 31, 2015	Valuation Technique(s)	Liquidity of Investments	Adjustments to Fair Value**
Master Limited Partnerships and Related Companies
EMG Utica I Offshore Co-Investment, LP	$20,638,400	NAV as Practical Expedient*	Quarterly or Greater	None

Total Investments	$20,638,400

*	Unobservable valuation input.
**	Fair Value may be adjusted if underlying fund reports a NAV as of a date other than the Fund’s measurement date, or if underlying fund is not reporting its investments at fair value.

SALIENT MIDSTREAM & MLP FUND

Notes to Consolidated Financial Statement, continued

May 31, 2015

(Unaudited)

There were no transfers between Levels 1, 2, or 3 for the period ended May 31, 2015. The following is a reconciliation of Level 3 investments based on the inputs used to determine fair value:

	Balance as of November 30, 2014	Gross Purchases	Gross Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Balance as of May 31, 2015
Master Limited Partnerships and Related Companies
Natural Gas Gathering/Processing	$20,120,000	$—	$—	$—	$518,400	$20,638,400

Total Investments	$20,120,000	$—	$—	$—	$518,400	$20,638,400

(4) CREDIT FACILITY

The Fund maintains a line of credit agreement (the “Agreement”) with Bank of Nova Scotia (“BNS”) which provides a $225,000,000 committed lending facility. Borrowings under the Agreement are secured by investments, as detailed in the Fund’s Consolidated Schedule of Investments. The Agreement provides for a commitment fee of 0.10% per annum on undrawn amounts above a certain threshold plus interest accruing on outstanding borrowed amounts at the one month LIBOR plus 0.95% per annum. The average principal balance and weighted average interest rate for the period ended May 31, 2015, was approximately $172,771,978. and 1.12%, respectively. At May 31, 2015, the principal balance outstanding was $173,500,000 at an interest rate of 1.13%.

The Subsidiary maintains a line of credit agreement (the “Sub Agreement”) with BNS which provides a $75,000,000 committed lending facility. Borrowings under the Sub Agreement are secured by investments, as detailed in the Fund’s Consolidated Schedule of Investments. The Sub Agreement provides for a commitment fee of 0.10% per annum on undrawn amounts above a certain threshold plus interest accruing on outstanding borrowed amounts at the one month LIBOR plus 0.95% per annum. The average principal balance and weighted average interest rate for the period ended May 31, 2015 was approximately $10,481,319. and 1.12%, respectively. At May 31, 2015, the principal balance outstanding was $9,800,000 at an interest rate of 1.13%.

(5) FEDERAL INCOME TAXES

The Fund intends to continue to comply with the requirements of the Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Also, in order to avoid the payment of any federal excise taxes, the Fund will distribute substantially all of its net investment income and net realized gains on a calendar year basis.

The tax character of dividends paid to shareholders during the tax year ended in 2014 was as follows:

Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Tax Return of Capital	Total Distributions Paid
$2,685,446	$10,642,074	$13,327,520	$3,620,853	$16,948,373

The tax character of dividends paid to shareholders during the tax year ended in 2013 was as follows:

Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Tax Return of Capital	Total Distributions Paid
$8,150,649	$—	$8,150,649	$4,825,706	$12,976,355

SALIENT MIDSTREAM & MLP FUND

Notes to Consolidated Financial Statement, continued

May 31, 2015

(Unaudited)

The following information is provided on a tax basis as of May 31, 2015:

Cost of investments	$459,670,389

Gross unrealized appreciation	193,987,277
Gross unrealized depreciation	(1,042,343)

Net unrealized appreciation (depreciation) before tax	192,944,934
Net unrealized appreciation (depreciation) after tax	156,204,764

The differences between book-basis and tax-basis unrealized appreciation (depreciation) are primarily due to differences in the timing of recognition of gains and losses on investments for tax and book purposes.

As of the end of the tax year ended November 30, 2014, the Fund had no net capital loss carry forwards (“CLCFs”).

Under current tax law, capital losses and specified ordinary losses realized after October 31st and non-specified ordinary losses incurred after December 31st (ordinary losses collectively known as “qualified late year ordinary loss”) may be deferred and treated as occurring on the first business day of the following fiscal year. The Fund had deferred losses for the tax year ended November 30, 2014.

Post-October Capital Loss Deferred	Qualified Late Year Ordinary Loss Deferred	Total
$—	$7,716,974	$7,716,974

Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting and tax purposes. Components of the Subsidiary’s deferred tax assets and liabilities as of May 31, 2015, are as follows:

Deferred tax assets:
Net operating loss carry forward	$3,379,939

Capital loss carry forward	10,452,914

Total deferred tax assets	13,832,853

Less deferred tax liability:
Unrealized gain on investment securities	(36,740,170)

Total deferred tax liability	(36,740,170)

Total net deferred tax liability	$(22,907,317)

The Fund has net CLCFs attributable to the Subsidiary as summarized in the table below. CLCFs are available to be carried back up to three years to offset past capital gains or carried forward up to five years to offset future capital gains. It is the Board’s intent that the Fund will not distribute any realized gain distributions until the CLCFs have been offset or expire. The Fund also has net operating loss carry forwards (“NOLs”) attributable to the Subsidiary as summarized in the table below. NOLs are available to be carried back up to two years to offset past taxable income or carried forward up to 20 years to offset future taxable income.

SALIENT MIDSTREAM & MLP FUND

Notes to Consolidated Financial Statement, continued

May 31, 2015

(Unaudited)

Fiscal Period Ended Capital Loss		Expiration
November 30, 2012	$(1,176,004)	November 30, 2016
November 30, 2012	(1,500,342)	November 30, 2017
November 30, 2014	(11,893,447)	November 30, 2018
November 30, 2014	(10,724,875)	November 30, 2019
November 30, 2014	(2,956,452)	November 30, 2019

Net capital loss carry forward	$(28,251,120)

Fiscal Period Ended Net Operating Loss		Expiration
November 30, 2011	$(68,009)	November 30, 2030
November 30, 2012	(432,835)	November 30, 2031
November 30, 2012	(147,078)	November 30, 2032
November 30, 2013	(2,684,400)	November 30, 2032
November 30, 2013	(507,997)	November 30, 2033
November 30, 2014	(1,220,902)	November 30, 2033
November 30, 2014	(3,972,279)	November 30, 2034
November 30, 2014	(101,470)	November 30, 2034

Net operating loss carry forward	$(9,134,970)

The capital loss for the tax year ended November 30, 2014 has been estimated based on information currently available. Such estimate is subject to revision upon receipt of the 2014 tax reporting information from the individual MLPs. For corporations, capital losses can only be used to offset capital gains and cannot be used to offset ordinary income. Therefore, the use of this capital loss carry forward is dependent upon the Subsidiary generating sufficient net capital gains prior to the expiration of the loss carry forward.

Although the Subsidiary currently has a net deferred tax liability, it periodically reviews the recoverability of its deferred tax assets based on the weight of available evidence. When assessing the recoverability of its deferred tax assets, significant weight is given to the effects of potential future realized and unrealized gains on investments and the period over which these deferred tax assets can be realized. Based on the Subsidiary’s assessment, it has determined that it is more likely than not that its deferred tax asset will be realized through future taxable income of the appropriate character. Accordingly, no valuation allowance has been established for the Subsidiary’s deferred tax asset. The Subsidiary will continue to assess the need for a valuation allowance in the future.

Total income tax expense (benefit) (current and deferred) differs from the amount computed by applying the federal statutory income tax rate of 35% to the Subsidiary’s net investment income (loss) and realized and unrealized gains (losses) on investments before taxes for the fiscal period ended May 31, 2015, as follows:

	Deferred	Total
Application of statutory income tax rate	$(2,232,321)	$(2,232,321)
State income taxes, net of federal tax benefit	(127,561)	(127,561)

Total income tax benefit	$(2,359,882)	$(2,359,882)

SALIENT MIDSTREAM & MLP FUND

Notes to Consolidated Financial Statement, continued

May 31, 2015

(Unaudited)

(6) INVESTMENT TRANSACTIONS

For the period ended May 31, 2015, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were $95,713,090 and $137,234,120, respectively.

(7) ADMINISTRATION AGREEMENT

In consideration for administrative, accounting, and recordkeeping services, the Fund will pay the Administrator a monthly administration fee computed at an annual rate of 0.055% if the Fund’s average net assets for the month are equal to or less than $300 million. If the Fund’s average net assets for the month are greater than $300 million, the Fund will pay the Administrator at a rate of 0.045% of the Fund’s average net assets. The minimum annual fee is $150,000. The Administrator also provides the Fund with legal, compliance, custody, tax services and other investor-related services. The Fund pays the custodian monthly based on an annual fee of 0.004% on average daily market value, plus transaction costs.

(8) RELATED PARTY TRANSACTIONS

INVESTMENT MANAGEMENT FEE

In consideration of the advisory and other services provided by the Adviser, under the terms of the Investment Management Agreement between the Adviser and the Fund, the Fund pays the Adviser a management fee at an annualized rate, based on the average monthly consolidated net assets (excluding any liabilities related to borrowings and taxes) of the Fund of 1.20%. The fee is accrued and payable monthly.

(9) RISK CONSIDERATIONS

The following summary of certain common principal risk factors is not meant to be comprehensive of all the Fund’s risks.

(a) GENERAL MARKET RISK

An investment in the Fund’s common shares represents an indirect investment in the securities owned by the Fund, some of which will be traded on a national securities exchange or in the over-the-counter markets. The value of the securities in which the Fund invests, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of the securities in which the Fund invests will affect the value of the Fund’s common shares. An investment in the Fund’s common shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of the Fund’s distributions.

(b) CONCENTRATION RISK

The Fund’s investment portfolio is concentrated in MLPs and midstream companies. The focus of the portfolio on a specific industry or industries within the midstream sector may present more risks than if the portfolio was broadly diversified over numerous sectors of the economy. A downturn in one or more industries within the midstream sector would have a larger impact on the Fund than on an investment company that does not concentrate solely in MLPs and midstream companies. To the extent that the Fund invests a relatively high percentage of the Fund’s assets in the obligations of a limited number of issuers, the Fund may be more susceptible than more widely diversified investment companies to any single economic, political or regulatory occurrence.

SALIENT MIDSTREAM & MLP FUND

Notes to Consolidated Financial Statement, continued

May 31, 2015

(Unaudited)

(c) LEVERAGE RISK

Financial leverage represents the leveraging of the Fund’s investment portfolio. The use of leverage can amplify losses. Unless the income and capital appreciation, if any, on securities acquired with the proceeds from financial leverage exceed the costs of such financial leverage, the use of leverage could cause the Fund’s net asset value to decline. When financial leverage is used, the net asset value and market value of the Fund’s common shares will be more volatile. There is no assurance that the Fund’s use of financial leverage will be successful.

(d) DERIVATIVES RISK

The Fund may purchase and sell derivative instruments (including, but not limited to, options, futures contracts and swap agreements). The use of derivatives has risks, including high price volatility, government intervention, non-performance by the counterparty, the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction and the illiquidity of the derivative investments. Furthermore, the ability to successfully use these techniques depends on the Adviser’s ability to predict pertinent market movements, which cannot be assured. The use of derivatives may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that the Fund might otherwise sell. In addition, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to derivative transactions are not otherwise available to the Fund for investment purposes.

(e) COUNTERPARTY RISK

The Fund will be subject to the risk of the inability of counterparties to perform with respect to transactions, whether due to a contract dispute, insolvency, liquidity or other causes, which could subject the Fund to substantial losses. This risk increases and becomes more concentrated as the number of Fund counterparties decreases. Counterparty risk also increases with the Fund’s use of certain over-the-counter derivatives, which lack some of the safeguards afforded on a regulated exchange. Counterparty defaults may have a negative impact beyond the value of the contract as it could lead to the encumbrance of Fund collateral.

(f) CURRENCY RISK

Currency risk refers to the possibility that changes in currency exchange rates will negatively affect securities denominated in, and/or receiving revenues in, foreign currencies. The liquidity and trading value of foreign currencies could be affected by global economic factors, such as inflation, interest rate levels, and trade balances among countries, as well as the actions of sovereign governments. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from the Fund’s investments in securities denominated in a foreign currency or may widen existing losses. The Fund’s net currency positions may expose it to risks independent of its securities positions.

(10) CAPITAL SHARE TRANSACTIONS

The Fund has an unlimited number of shares of capital stock authorized, $0.01 par value per share, and 17,722,450 shares issued and outstanding at May 31, 2015. There was no capital share activity for the period ended May 31, 2015.

SALIENT MIDSTREAM & MLP FUND

Notes to Consolidated Financial Statement, continued

May 31, 2015

(Unaudited)

(11) ACQUISITION OF FUND

Effective November 14, 2014, the Fund acquired all of the assets and liabilities of Salient MLP & Energy Infrastructure Fund (“SMF”), a closed-end management investment company, pursuant to a plan of reorganization approved by the Board at meetings on April 15, 2014 and May 20, 2014, and by the common shareholders of SMF and the Fund on November 13, 2014. The purpose of the transaction was to combine two funds managed by the Advisor with similar investment objectives, strategies, and portfolios. The Reorganization was accomplished by a tax-free exchange of 8,222,798 shares of the Fund, valued at $235,891,358 for the 7,181,832 shares of SMF outstanding on November 14, 2014. The exchange ratio (the Fund shares issued/SMF shares outstanding) was 1.144944306:1.

SMF’s net assets at November 14, 2014, of $235,891,358, including $101,642,914 of unrealized appreciation, were combined with those of the Fund. The aggregate net assets of SMF and the Fund immediately before the acquisition were $235,891,358 and $272,521,036, respectively.

Assuming the acquisition had been completed on December 1, 2013, the beginning of the annual reporting period for the Fund, the Fund’s pro forma results of operations for the year ended November 30, 2014, are as follows:

Net investment loss, net of income taxes	$(2,992,270)
Net realized/unrealized gains (losses), net of income taxes	85,915,994

Change in net assets resulting from operations	$82,923,724

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of SMF that have been included in the Fund’s Consolidated Statement of Operations since November 14, 2014.

(12) SUBSEQUENT EVENTS

The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the consolidated financial statements were issued. Based on this evaluation, no adjustments were required to the consolidated financial statements as of May 31, 2015.

SALIENT MIDSTREAM & MLP FUND

Supplemental Information

May 31, 2015

(Unaudited)

Trustees and Officers

The Fund’s operations are managed under the direction and oversight of the Board. Each Trustee serves for an indefinite term or until he or she reaches mandatory retirement as established by the Board. The Board appoints the officers of the Fund who are responsible for the Fund’s day-to-day business decisions based on policies set by the Board. The officers serve at the pleasure of the Board.

Compensation for Trustees

The Fund pays each Trustee who is not an “interested person” of the Adviser, as defined in the 1940 Act (the “Independent Trustees”) an annual retainer of $10,000, paid quarterly, an annual Board meeting fee of $5,000, a fee of $1,000 per informal Board meeting, a fee of $500 per telephonic Board meeting, and annual fee of $625 for membership on the audit committee and valuation committee, and annual fee of $833 for membership on the compliance committee, an annual fee of $3,000 for the audit committee chair and compliance committee chair, and an annual fee of $4,000 for the valuation committee chair. The Lead Independent Trustee receives an annual fee of $10,000, paid quarterly. There are currently six Independent Trustees. In the interest of retaining Independent Trustees of the highest quality, the Board intends to periodically review such compensation and may modify it as the Board deems appropriate.

Form N-Q Filings

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, DC and information regarding operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Forward-Looking Statements

This report contains “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Fund’s actual results are the performance of the portfolio of investments held by it, the conditions in the U.S. and international financial, petroleum and other markets, the price at which shares of the Fund will trade in the public markets and other factors discussed in filings with the SEC.

Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request by calling (800) 809-0525; and (ii) on the SEC website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 of any year will be made available on or around August 30 of that year (i) without charge, upon request by calling (800) 809-0525; and (ii) on the SEC website at http://www.sec.gov.

SALIENT MIDSTREAM & MLP FUND

Supplemental Information, continued

May 31, 2015

(Unaudited)

Statement of Additional Information

The Statement of Additional Information (“SAI”) includes additional information about the Fund’s Trustees and is available upon request without charge by calling (800) 809-0525 or by visiting the SEC website at http://www.sec.gov.

Certifications

The Fund’s Chief Executive Officer has submitted to the NYSE the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Fund Manual.

Board Consideration of the Investment Management Agreement

At an in-person meeting of the Board held on January 20, 2015, the Board, including the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and approved the continuation of the Investment Management Agreement (the “Advisory Agreement”) between the Fund and the Adviser. In preparation for review of this agreement, the Board requested the Adviser to provide detailed information which the Board determined to be reasonably necessary to evaluate the agreement. The Independent Trustees also met in-person among themselves prior to the January 20 meeting and on January 19, 2015 to review and discuss aspects of these materials. At the request of the Independent Trustees, the Adviser made presentations regarding the materials and responded to questions from the Independent Trustees relating to, among other things, portfolio management, the Fund’s investment program, Fund and Adviser compliance programs, Fund performance including benchmarks and comparisons to other funds, Fund fee levels, other portfolios (including fees) managed by the Adviser and its affiliates and the Adviser’s profitability (including revenue of the Adviser across all its funds). The Board, including the Independent Trustees, also took into consideration information furnished for the Board’s review and consideration throughout the year at regular Board meetings. The Independent Trustees were assisted at all times by independent counsel.

Following the Board’s review, the Independent Trustees concluded that the Advisory Agreement continues to enable the Fund to obtain high quality services at a cost that is appropriate, reasonable, and in the interests of investors. They stated that prudent exercise of judgment warranted renewal of the advisory fee. It also was noted that the Board’s decision to renew the Advisory Agreement was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. Upon consideration of these and other factors, the Board also determined:

The nature, extent and quality of the advisory services provided. With respect to the Advisory Agreement, the Board considered: the specialized expertise required to manage the Fund’s strategy, personnel and staffing at the Adviser, the background and experience of key investment personnel; the Adviser’s focus on analysis of complex asset categories; the Adviser’s disciplined investment approach and commitment to investment principles; the Adviser’s significant investment in and commitment to personnel, including additional hiring and extensive training; the Adviser’s significant compliance, risk oversight and tax reporting efforts; and, the Adviser’s oversight of and interaction with service providers.

The Board concluded that the nature, extent and quality of the management and advisory service provided were appropriate and thus supported a decision to renew the Advisory Agreement. The Board also concluded that the Adviser would be able to provide during the coming year quality of investment management and related services, and that these services are appropriate in scope and extent in light of the Fund’s operations, the competitive landscape and investor needs.

SALIENT MIDSTREAM & MLP FUND

Supplemental Information, continued

May 31, 2015

(Unaudited)

The investment performance of the Fund. The Board evaluated the comparative information provided by the Adviser regarding the Fund’s investment performance, distributions and information on the performance of other investment funds and various indices, including the relevance of various indices. The Board also considered the various performance reports received throughout the year. On the basis of the Trustees’ assessment, the Trustees concluded that the Adviser was capable of generating a level of investment performance that is appropriate in light of the Fund’s investment objective, policies and strategies and competitive with comparable funds.

The cost of advisory service provided and the level of profitability. In analyzing the cost of services and profitability of the Adviser, the Board considered the revenues earned and expenses incurred by the Adviser. The Board took into account the significant investment by and cost to the Adviser in appropriate personnel and service infrastructure to support the Fund. On the basis of the Board’s review of the fees to be charged by the Adviser for investment advisory and related services, the specialized nature of the Fund’s investment program, the Adviser’s financial information and the costs associated with managing the Fund, the Board concluded that the level of investment management fees and the profitability is appropriate in light of the services provided, the management fees and overall expense ratios of comparable investment companies, and the anticipated profitability of the relationship between the Fund and the Adviser.

The extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of Fund investors. While noting that the management fees will not decrease as the level of Fund assets increase, the Board concluded that as a closed-end fund of a relatively fixed-scale the management fees reflect the Fund’s complex operations, the current economic environment for the Adviser, including its continued investment relating to support and monitoring of the Fund, and the competitive nature of the investment company market as relevant to the Fund. The Board noted that, although the Fund grew in 2014 as a result of the acquisition of the assets of another fund, the Fund’s assets, relative to expenses, result in expenses generally not spread over a growing asset pool. The Board noted that it would have the opportunity to periodically re-examine the matter of economies of scale, as well as the appropriateness of management fees payable to the Adviser.

Benefits (such as soft dollars) to the Adviser from its relationship with the Fund. The Board concluded that other benefits derived by the Adviser from its relationship with the Fund, to the extent such benefits are identifiable or determinable, are reasonable and fair, result from the provision of appropriate services to the Fund and investors therein, and are consistent with industry practice and the best interests of the Fund and its partners. In this regard, the Board noted that the Adviser does not realize “soft dollar” benefits from its relationship with the Fund.

Other considerations. The Board determined that the Adviser has made a continuing and substantial commitment both to the recruitment of high quality personnel, monitoring and investment decision-making, and maintained and expanded the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and its investors. The Trustees also concluded that the Adviser continues to make a significant entrepreneurial commitment to the management and success of the Fund.

SALIENT MIDSTREAM & MLP FUND

Privacy Policy

(Unaudited)

The Fund recognizes the importance of securing personal financial information. It is our policy to safeguard any personal and financial information that may be entrusted to us. The following is a description of the Fund’s policy regarding disclosure of nonpublic personal information.

We collect nonpublic personal information as follows:

We collect information about our investors, including, but not limited to, the investor’s name, address, telephone number, e-mail address, social security number and date of birth. We collect that information from subscription agreements, other forms of correspondence that we receive from investors, from personal conversations and from affiliated entities as permitted by law.

We receive information about investor transactions with us, including, but not limited to, account number, account balance, investment amounts, withdrawal amounts and other financial information.

We are permitted by law to disclose nonpublic information we collect, as described above, to the Fund’s service providers, including the Fund’s investment adviser, sub-advisers, servicing agent, independent administrator, custodian, legal counsel, accountant and auditor. We do not disclose any nonpublic information about our current or former investors to nonaffiliated third parties, except as required or permitted by law. We restrict access to investor nonpublic personal information to those persons who require such information to provide products or services to investors. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard investors’ nonpublic personal information.

If an investor’s investment relationship with the Fund involves a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of such investor’s financial intermediary would govern how any nonpublic personal information would be shared by them with nonaffiliated third parties.

Salient® Midstream & MLP Fund

4265 San Felipe, 8th Floor
Houston, Texas 77027
Toll-Free: 800-809-0525

NYSE: SMM

05/15

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Schedule of Investments as of the close of the reporting period is included in the report to the shareholders filed under item 1 of this form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
December 1, 2014 through December 31, 2014	—	N/A	N/A	N/A
January 1, 2015 through January 31, 2015	—	N/A	N/A	N/A
February 1, 2015 through February 28, 2015	—	N/A	N/A	N/A
March 1, 2015 through March 31, 2015	—	N/A	N/A	N/A
April 1, 2015 through April 30, 2015	—	N/A	N/A	N/A
May 1, 2015 through May 31, 2015	—	N/A	N/A	N/A

Total	—

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is (i) accumulated and communicated to the investment company’s management, including its certifying officers, to allow timely decisions regarding required disclosure; and (ii) recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Salient Midstream & MLP Fund

By (Signature and Title)	/s/ Gregory A. Reid
Gregory A. Reid
President and Chief Executive Officer

Date:	July 29, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gregory A. Reid
Gregory A. Reid
President and Chief Executive Officer

Date:	July 29, 2015

By (Signature and Title)	/s/ John E. Price
John E. Price
Principal Financial Officer

Date:	July 29, 2015